RBC FUNDS TRUST

(the “Trust”)

RBC China Equity Fund

(the “Fund”)

Supplement dated March 23, 2026 to the Fund’s summary prospectus, prospectus, and Statement of

Additional Information (the “SAI”) each dated July 28, 2025, as may be supplemented from time to time

This Supplement provides additional information beyond that contained in the Summary Prospectus,

Prospectus, and SAI and should be read in conjunction with the Summary Prospectus, Prospectus, and

SAI.

Effective April 30, 2026 (“Effective Date”), Mayur Nallamala will no longer serve as a portfolio manager of the Fund. Accordingly, all references to Mayur Nallamala in the summary prospectus, prospectus, and

SAI are hereby deleted in their entirety on the Effective Date.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE